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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 27, 2006


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-31149               95-4040623
           --------                 ---------               ----------
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

    6053 West Century Boulevard, 11th Floor
            Los Angeles, California                   90045-6438
   (Address of principal executive offices)           (Zip Code)


                                 (310) 342-5000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

On June 27, 2006, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company will be presenting at the CIBC World Markets Consumer Growth Conference in Boston, Massachusetts on Wednesday, July 12, 2006. The Company also announced plans to release preliminary results for the quarter ended July 2, 2006 on July 11, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits.


Exhibit 99.1   Press release, dated June 27, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 27, 2006                          California Pizza Kitchen, Inc.
                                       a Delaware corporation


                                       By:  /s/ Richard L. Rosenfield
                                            ------------------------------------
                                            Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President


                                       By:  /s/ Larry S. Flax
                                            ------------------------------------
                                            Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President



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EXHIBIT INDEX

Exhibit No.                                Description
------------         -----------------------------------------------------------


99.1                 Press release, dated June 27, 2006.